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                                                                   EXHIBIT 4.7.3

                          THIRD AMENDMENT TO INDENTURE

         This Third Amendment to Indenture (this "Agreement") is entered into as of this 30th day of March, 1999, by and among (i) FelCor Lodging Limited Partnership, formerly FelCor Suites Limited Partnership, a Delaware limited partnership ("FelCor LP"), (ii) FelCor Lodging Trust Incorporated, formerly FelCor Suite Hotels, Inc., a Maryland corporation ("FelCor"), (iii) FelCor/CSS Hotels, L.L.C., a Delaware limited liability company, FelCor/LAX Hotels, L.L.C., a Delaware limited liability company, FelCor/CSS Holdings, L.P., a Delaware limited partnership, FelCor/St. Paul Holdings, L.P., a Delaware limited partnership, FelCor/LAX Holdings, L.P., a Delaware limited partnership, FelCor Eight Hotels, L.L.C., a Delaware limited liability company, FelCor Hotel Asset Company, L.L.C., a Delaware limited liability company, FelCor Nevada Holdings, L.L.C., a Nevada limited liability company, FHAC Nevada Holdings, L.L.C., a Nevada limited liability company, and FHAC Texas Holdings, L.P., a Texas limited partnership (collectively, "Subsidiary Guarantors"), and (iv) SunTrust Bank, Atlanta, as Trustee ("Trustee").

         WHEREAS, FelCor LP, as Issuer, FelCor and certain of the Subsidiary Guarantors, as Guarantors, and Trustee, as Trustee, entered into that certain Indenture dated as of October 1, 1997, as previously amended by that certain First Amendment to Indenture dated as of February 5, 1998 and that certain Second Amendment to Indenture and First Supplemental Indenture dated as of December 30, 1998 (collectively, the "Indenture"); and

         WHEREAS, accordingly, the parties to the Indenture desire to amend the Indenture as provided herein in accordance with Section 9.01(5) of the Indenture; and

         WHEREAS, the Board of Directors of FelCor has determined in its good faith opinion that this Amendment will not materially and adversely affect the rights of any holder of the Notes;

         NOW, THEREFORE, for and in consideration of the mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. The definition of "Secured Indebtedness" in Section 1.01 of the Indenture is hereby amended to read in its entirety as follows:

                  "Secured Indebtedness" means any Indebtedness secured by a Lien upon the property of FelCor LP or FelCor or any of their respective Restricted Subsidiaries, other than Indebtedness secured solely by Liens shared equally and ratably with the Holders pursuant to the equal and ratable provisions referred to in Section 4.09.

         2. The parties hereto hereby confirm and acknowledge that the Indenture shall continue in full force and effect according to its original terms, except as expressly as amended and supplemented hereby.




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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement as of the date first above written.

                        FELCOR LODGING LIMITED PARTNERSHIP
                        (formerly FelCor Suites Limited
                        Partnership), a Delaware limited
                        partnership

                        By: FelCor Lodging Trust Incorporated, a Maryland corporation, its general partner


                                 By: /s/ LAWRENCE D. ROBINSON
                                    -------------------------------------------
                                          Lawrence D. Robinson,
                                          Senior Vice President


                        FELCOR LODGING TRUST INCORPORATED
                        (formerly FelCor Suite Hotels, Inc.),
                        a Maryland corporation


                                 By: /s/ LAWRENCE D. ROBINSON
                                    -------------------------------------------
                                    Lawrence D. Robinson, Senior Vice President


                        FELCOR/CSS HOTELS, L.L.C.,
                        a Delaware limited liability company



                                 By: /s/ LAWRENCE D. ROBINSON
                                    -------------------------------------------
                                    Lawrence D. Robinson, Senior Vice President


                        FELCOR/LAX HOTELS, L.L.C.,
                        a Delaware limited liability company


                                 By: /s/ LAWRENCE D. ROBINSON
                                    -------------------------------------------
                                    Lawrence D. Robinson, Senior Vice President





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                        FELCOR/CSS HOLDINGS, L.P.,
                        a Delaware limited partnership

                        By: FelCor/CSS Hotels, L.L.C., a Delaware limited liability company, its general partner


                                 By: /s/ LAWRENCE D. ROBINSON
                                    -------------------------------------------
                                         Lawrence D. Robinson,
                                         Senior Vice President


                        FELCOR/ST. PAUL HOLDINGS, L.P.,
                        a Delaware limited partnership

                        By: FelCor/CSS Hotels, L.L.C., a Delaware limited liability company, its general partner


                                 By: /s/ LAWRENCE D. ROBINSON
                                    -------------------------------------------
                                         Lawrence D. Robinson,
                                         Senior Vice President


                        FELCOR/LAX HOLDINGS, L.P.,
                        a Delaware limited partnership

                        By: FelCor/LAX Hotels, L.L.C., a Delaware limited liability company, its general partner


                                 By: /s/ LAWRENCE D. ROBINSON
                                    -------------------------------------------
                                         Lawrence D. Robinson,
                                         Senior Vice President


                        FELCOR EIGHT HOTELS, L.L.C.,
                        a Delaware limited liability company


                                 By: /s/ LAWRENCE D. ROBINSON
                                    -------------------------------------------
                                    Lawrence D. Robinson, Senior Vice President





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                        FELCOR HOTEL ASSET COMPANY, L.L.C.,
                        a Delaware limited liability company


                                 By: /s/ LAWRENCE D. ROBINSON
                                    -------------------------------------------
                                    Lawrence D. Robinson, Senior Vice President


                        FELCOR NEVADA HOLDINGS, L.L.C.,
                        a Nevada limited liability company


                                 By: /s/ LAWRENCE D. ROBINSON
                                    -------------------------------------------
                                    Lawrence D. Robinson, Senior Vice President


                        FHAC NEVADA HOLDINGS, L.L.C.,
                        a Nevada limited liability company


                                 By: /s/ LAWRENCE D. ROBINSON
                                    -------------------------------------------
                                    Lawrence D. Robinson, Senior Vice President


                        FHAC TEXAS HOLDINGS, L.P.,
                        a Texas limited partnership

                        By:      FelCor Hotel Asset Company, L.L.C.,
                                 a Delaware limited liability company,
                                 its general partner


                                 By: /s/ LAWRENCE D. ROBINSON
                                    -------------------------------------------
                                          Lawrence D. Robinson,
                                          Senior Vice President


                        SUNTRUST BANK, ATLANTA,
                        as Trustee


                        By: /s/ RONALD C. PAINTER
                            ---------------------------------------------------
                        Name: Ronald C. Painter
                             --------------------------------------------------
                        Title: Group Vice President
                              -------------------------------------------------



                        By: /s/ OLGA G. WARREN
                            ---------------------------------------------------
                        Name: Olga G. Warren
                             --------------------------------------------------
                        Title: Vice President
                              -------------------------------------------------